Certifications
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I, Charles E. Porter, the Principal Executive Officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-Q of the funds listed on Attachment A:

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the schedule of investments included in each report fairly presents in all material respects the investments of the registrant as of the end of the fiscal quarter for which each report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act) for the registrants and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect each registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal controls.

/s/ Charles E. Porter       Date: September 27, 2004
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Charles E. Porter, Principal Executive Officer




Certifications
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I, Steven D. Krichmar, the Principal Financial Officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-Q of the funds listed on Attachment A:

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the schedule of investments included in each report fairly presents in all material respects the investments of the registrant as of the end of the fiscal quarter for which each report is filed;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act) for the registrants and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect each registrant's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal controls.

/s/ Steven D. Krichmar      Date: September 27, 2004
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Steven D. Krichmar, Principal Financial Officer



Attachment A N-Q July 31, 2004 Funds
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Quarterly Portfolios

2OV   Putnam Mid-Cap Value Fund
002   Putnam Fund for Growth and Income
2II   Putnam Capital Opportunities Fund
840   Putnam Utilities Growth and Income Fund
005   Putnam Global Equity Fund
008   Putnam Convertible Income-Growth Trust
2IE   Putnam Growth Fund
052   Putnam Managed Municipal Income Trust
183   Putnam Municipal Bond Fund
582   Putnam Municipal Opportunities Trust
004   Putnam Income Fund
072   Putnam Master Income Trust
184   Putnam California Investment Grade Municipal Trust
185   Putnam New York Investment Grade Municipal Trust
2MI   Putnam Tax Smart Equity Fund
041   Putnam Global Income Trust